January 3, 2019 Topline Results from Phase 3 Clinical Trials of VP-102 in Patients with Molluscum Contagiosum Copyright © 2019 Verrica Pharmaceuticals. All rights reserved. Exhibit 99.2

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MOLLUSCUM BACKGROUND ETIOLOGY AND CLINICAL PRESENTATION OVERVIEW Caused by a pox virus Primarily infects children, with the highest incidence occurring in children <14 years old Highly contagious If untreated, lesions persist an average of 13 months, with some cases remaining unresolved for 2+ years Often leads to anxiety and social challenges for the patients and parents and negatively impacts quality of life Transmission Skin to skin contact Sharing of contaminated objects (e.g., clothing, towels, swimming pool toys) Diagnosis & Symptoms Typically 10 to 30 lesions 100+ lesions can be observed Lesions may be the only sign of infection and are often painless Can be diagnosed with skin biopsy to differentiate from other lesions Complications Skin irritation, inflammation, and re-infection Follicular or papillary conjunctivitis if lesions on eyelids Cellulitis Copyright © 2019 Verrica Pharmaceuticals. All rights reserved.

SIGNIFICANT CLINICAL PROGRESS OF VP-102 FOR THE TREATMENT OF MOLLUSCUM TRIAL AND STATUS FORMULATION / APPLICATION METHOD TRIAL DESIGN TRIAL OBJECTIVES PHASE 3 Pivotal Trial CAMP-1 Complete VP-102 N=266 Conducted under SPA Randomized, double blind, multi-center, placebo controlled To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 To assess the safety and tolerability of VP-102 Pivotal Trial CAMP-2 Complete VP-102 N=262 Randomized, double blind, multi-center, placebo controlled To evaluate the efficacy of dermal application of VP-102 relative to placebo for complete clearance at day 84 To assess the safety and tolerability of VP-102 PHASE 2 Innovate Trial Complete VP-102 Open-label, single-center N=33 To determine possible systemic exposure from a single 24-hour application of VP-102 To confirm safety and efficacy with applicator Pilot Trial Complete Our proprietary formula of cantharidin used in VP-102, applied with the wooden stick part of a cotton-tipped swab Open-label, single-center N=30 To evaluate safety and efficacy and determine optimal treatment duration

CANTHARIDIN HAS A PROVEN DUAL MECHANISM OF ACTION

1 Targeted Destruction of Infected Skin Leads to Lesion Clearance

Once applied, cantharidin activates neutral serine proteases that cause degeneration of the desmosomal plaque, leading to detachment of tonofilaments from desmosomes.(1)

This leads to intraepidermal blistering and nonspecific lysis of the skin, causing the tissues containing the virus to separate from the surrounding skin.

Since acantholysis is intraepidermal, healing occurs without scarring.



Desmosome Cleavage and Blister Formation

2 Elicits Inflammation & Immune Response with Potential to Boost Viral Immune Response

Leukocyte infiltration includes neutrophils, macrophages, B and T cells and eosinophils

Release of chemokines and cytokines including TNF-a, IL-8 and CXCL-5

Cantharidin is used in the laboratory as a model for studying leukocyte trafficking and cytokine production.(2)



Lymphocyte Neutrophil Eosinophil Macrophage

(1) J Invest Dermatol. 1962 Jul;39:39-45.
(2) J Immunol Methods. 2001 Nov 1;257(1-2):213-20.2

Copyright © 2019 Verrica Pharmaceuticals. All rights reserved.

5

VERRICA PHARMACEUTICALS

Population WE HAVE successfully COMPLETED TWO PIVOTAL PHASE 3 TRIALS (CAMP-1 & CAMP-2) IN MOLLUSCUM Trial Design Two identically designed, randomized, double-blinded, multicenter, placebo controlled trials CAMP-1 conducted under FDA Special Protocol Assessment (SPA) Endpoints Primary: Percent of subjects with complete clearance of molluscum at Day 84 Secondary: Percent of subjects with complete clearance at week 3, 6, and 9 Safety & tolerability Subjects 2+ years of age with MC lesions who have not received any type of treatment within the past 14 days Enrollment complete with 266 subjects for CAMP-1 and 262 subjects for CAMP-2 Application Study drug (VP-102 or placebo) is administered topically to all treatable lesions every 21 days until clearance or a maximum of 4 applications VP-102 or placebo will be left on for 24 hours before removal with soap and warm water 12-week study period

VP-102 (N=160) Placebo (N=106) VP-102 (N=150) Placebo (N=112) Randomized 160 106 150 112 Completed 150 (94%) 100 (94%) 139 (93%) 108 (96%) Age (years) Mean 7.5 6.3 7.4 7.3 Median 6.0 5.0 6.0 6.0 Min, Max 2, 41 2, 40 2, 60 2, 54 Gender Female 85 (53%) 61 (58%) 69 (46%) 46 (41%) Male 75 (47%) 45 (42%) 81 (54%) 66 (59%) Demographics CAMP-1 CAMP-2

Molluscum history VP-102 (N=150) Placebo (N=112) Time Since Clinical Diagnosis (days) Mean 118 124 Median 28 31 Min, Max 1, 977 1, 957 Age at Diagnosis Mean 7.1 7.0 Any Previous Treatment for Molluscum? Yes 48 (32%) 42 (38%) Active Atopic Dermatitis Yes 11 (7%) 7 (6%) Baseline Lesion Count Mean 19 20 Min, Max 1, 184 1, 86 CAMP-2 CAMP-1 VP-102 (N=160) Placebo (N=106) Time Since Clinical Diagnosis (days) Mean 127 129 Median 25 32 Min, Max 1, 1247 1, 1302 Age at Diagnosis Mean 7.1 6.1 Any Previous Treatment for Molluscum? Yes 44 (28%) 32 (30%) Active Atopic Dermatitis Yes 12 (8%) 13 (12%) Baseline Lesion Count Mean 22 25 Min, Max 1, 107 1, 110

PHASE 3 Studies in molluscum DEMONSTRATE statistically significant efficacy on Primary endpoint of complete CLEARANCE * Lesion count p<0.05 (pre-specified exploratory endpoint) Percentage of Subjects with Complete Clearance CAMP-2 Complete Clearance: ITT Population 83%* 71%* 58%* 24%* Lesion Count % Change from Baseline 19% 20% 13% 9% P=.010 P<.0001 P<.0001 Weeks Percentage of Subjects with Complete Clearance CAMP-1 Complete Clearance: ITT Population 69%* 51%* 45%* 38%* Lesion Count % Change from Baseline 20% 10% 5% 5% P=.015 P=.007 P<.0001 Weeks P=.030 P=.138

Subjects with at least one… VP-102 (N=160) n (%) Placebo (N=106) n (%) TEAE (Treatment Emergent AE) 130 (82) 61 (58) Mild TEAE 128 (81) 51 (48) Moderate TEAE 89 (56) 35 (33) Severe TEAE 16 (10) 1 (1) TEAE related to drug 129 (81) 45 (43) Serious TEAE 0 (0) 1 (1) TEAE leading to discontinuation 5 (3) 0 (0) Local Skin Reaction TEAE 129 (81) 45 (43) CAMP-2 Safety summary Subjects with at least one… VP-102 (N=150) n (%) Placebo (N=112) n (%) TEAE (Treatment Emergent AE) 143 (95) 74 (66) Mild TEAE 141 (94) 74 (66) Moderate TEAE 60 (40) 18 (16) Severe TEAE 4 (3) 0 (0) TEAE related to drug 143 (95) 67 (60) Serious TEAE 0 (0) 0 (0) TEAE leading to discontinuation 1 (1) 1 (1) Local Skin Reaction TEAE 143 (95) 67 (60) CAMP-1 AE= Adverse Event

Camp-1 adverse events (1) VP-102 (N=159) n (%) Placebo (N=106) n (%) PREFERRED TERM NAME MILD MOD SEV MILD MOD SEV Application site vesicles 60 (37.7) 61 (38.4) 8 (5.0) 22 (20.8) 4 (3.8) 0 (0.0) Application site pruritus 71 (44.7) 16 (10.1) 0 (0.0) 28 (26.4) 4 (3.8) 0 (0.0) Application site pain 42 (26.4) 45 (28.3) 6 (3.8) 13 (12.3) 2 (1.9) 0 (0.0) Application site erythema 25 (15.7) 27 (17.0) 0 (0.0) 14 (13.2) 5 (4.7) 0 (0.0) Application site scab 35 (22.0) 14 (8.8) 0 (0.0) 17 (16.0) 1 (0.9) 0 (0.0) Application site discoloration 36 (22.6) 4 (2.5) 0 (0.0) 8 (7.5) 0 (0.0) 0 (0.0) Application site dryness 20 (12.6) 1 (0.6) 0 (0.0) 5 (4.7) 0 (0.0) 0 (0.0) AEs occurring in >10% of subjects in any arm

Camp-2 adverse events (1) VP-102 (N=150) n (%) Placebo (N=112) n (%) PREFERRED TERM NAME MILD MOD SEV MILD MOD SEV Application site vesicles 108 (72.0) 30 (20.0) 3 (2.0) 34 (30.4) 0 (0.0) 0 (0.0) Application site scab 74 (49.3) 11 (7.3) 0 (0.0) 20 (17.9) 2 (1.8) 0 (0.0) Application site pruritus 60 (40.0) 5 (3.3) 0 (0.0) 29 (25.9) 8 (7.1) 0 (0.0) Application site pain 69 (46.0) 14 (9.3) 0 (0.0) 16 (14.3) 0 (0.0) 0 (0.0) Application site erythema 41 (27.3) 28 (18.7) 1 (0.7) 22 (19.6) 6 (5.4) 0 (0.0) Application site dryness 35 (23.3) 4 (2.7) 0 (0.0) 19 (17.0) 1 (0.9) 0 (0.0) Application site discoloration 39 (26.0) 7 (4.7) 0 (0.0) 9 (8.0) 0 (0.0) 0 (0.0) AEs occurring in >10% of subjects in any arm

Realizing the Molluscum Opportunity Prevalence in the US of 5.1% to 11.5% in children aged 0-16 years. (Fam Pract. 2014 Apr;31(2):130-6). US Census estimates ~69.4MM children aged 0 to 16 years in 2016. IQVIA projected dataset for 12 months ending October 2017 Not Diagnosed 5.1 million US Prevalence of ~6 million in molluscum(1) with ~1 million diagnosed annually(2) 85% 15% Diagnosed 0.9 million

DATE EVENT 1Q 2018 Received go ahead from FDA to initiate two Phase 3 trials, including SPA on pivotal trial 1Q 2018 Initiated Phase 3 trials for molluscum and Phase 2 trial for common warts 3Q 2018 Completed enrollment in two pivotal Phase 3 trials in molluscum 1Q 2019 Positive topline results from two pivotal Phase 3 trials in molluscum 1H 2019 Initiate Phase 2 trial in genital warts 2Q 2019 Topline results from Phase 2 trial in common warts 2H 2019 VP-102 NDA submission in molluscum 2H 2019 VP-103 IND submission in plantar warts 2H 2019 Initiate pivotal trials in common warts SIGNIFICANT recent and EXPECTED clinical MILESTONES

VP-102 exhibited a clinically and statistically significant proportion of subjects demonstrating complete clearance of all treatable molluscum lesions versus placebo in both Phase 3 pivotal trials with p-values less than 0.0001 VP-102 was well-tolerated in both trials, with no serious adverse events reported in VP-102 treated subjects No FDA approved treatments are currently available for molluscum contagiosum, a highly contagious, primarily pediatric, common skin disease affecting an estimate 6 million people in the United States Verrica to submit a Section 505(b)(1) New Drug Application in 2H 2019 and potentially positioning VP-102 to become the standard of care for the treatment of molluscum summary & path forward